EXHIBIT 10.1


                                 AMENDMENT NO. 8
                           TO THE AMENDED AND RESTATED
                       MASTER LOAN AND SECURITY AGREEMENT

            AMENDMENT NO. 8, dated as of June 8, 2005 (this "Amendment"), to the Amended and Restated Master Loan and Security Agreement, dated as of November 26, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement"; as amended, hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), by and among AMERICAN HOME MORTGAGE CORP. ("AHMC"), AMERICAN HOME MORTGAGE ACCEPTANCE, INC. ("AHM Acceptance"), AMERICAN HOME MORTGAGE INVESTMENT CORP. ("AHM Investment"), AMERICAN HOME MORTGAGE HOLDINGS, INC. ("AHM Holdings") and AMERICAN HOME MORTGAGE SERVICING, INC., formerly known as Columbia National, Incorporated ("AHM Servicing" and together with AHMC, AHM Acceptance, AHM Investment and AHM Holdings, collectively, the "Borrowers", each, a "Borrower"), the lenders from time to time parties thereto (the "Lenders") and MORGAN STANLEY BANK, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

                                    RECITALS

            The Borrowers, the Lenders and the Agent are parties to the Existing Loan Agreement, pursuant to which the Existing Lender has agreed to make and to permit to remain outstanding certain extensions of credit on the terms and subject to the conditions of the Existing Loan Agreement.

            The Borrowers, the Lenders and the Agent have agreed, subject to the terms and conditions hereof, that the Existing Loan Agreement shall be modified to provide for a temporary increase in the amount of the Maximum Credit and to effect certain other changes as set forth in this Amendment.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

            SECTION 1. Amendments.

            (a) Section 1.01 of the Existing Loan Agreement is hereby amended by inserting in proper alphabetical order the following new defined terms:

                  "Eighth Amendment" shall mean that certain Amendment No. 8, dated as of June 8, 2005, by and among the Borrowers, the Lender and the Agent.

                  "Eighth Amendment Effective Date" shall mean the "Amendment Effective Date", as defined in the Eighth Amendment.


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            (b) The definition of "Increase Period" set forth in Section 1.01 of the Existing Loan Agreement shall be deleted in its entirety and the following new definition shall be inserted in lieu thereof:

                  "Increase Period" shall mean the period from and including the Eighth Amendment Effective Date through and including July 11, 2005.

                  (c) The definitions of "Seventh Amendment" and "Seventh Amendment Effective Date" set forth in Section 1.01 of the Existing Loan Agreement shall be deleted in their entirety.

                  (d) Solely during the Increase Period, Schedule 6 to the Existing Loan Agreement (the "Existing Schedule") shall be superceded and replaced in its entirety by the document attached hereto as Schedule 6 (the "Temporary Schedule"). Upon termination of the Increase Period, the Temporary Schedule shall be deleted in its entirety and the Existing Schedule shall be reinstated in its entirety as Schedule 6 to the Loan Agreement.

            SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied:

            2.1 Delivered Documents. On the Amendment Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

                  (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Lenders and the Agent; and

                  (b) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

            2.2 No Default. On the Amendment Effective Date, (i) each Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to
Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

            SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

            SECTION 4. Resolutions. Each Borrower hereby covenants and agrees that on or before June 17, 2005 (or such later date as the Agent may agree in writing, the "Delivery Date"), the Agent shall have received a true, correct and complete copy of the resolutions of the Board of Directors of AHM Investment and the Sole Director of each of AHMC, AHM

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Acceptance, AHM Holdings and AHM Servicing, certified by the Secretary or
Assistant Secretary of each such Borrower, authorizing (i) the execution, delivery and performance of this Amendment, and (ii) the borrowings contemplated under the Loan Agreement, and such resolutions shall be satisfactory to the Agent in form and substance satisfactory. If the Agent shall not have received such resolutions as of the Delivery Date, an Event of Default shall be deemed to have occurred under the Loan Agreement.

            SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the "Loan Documents" shall be deemed to include, in any event, this Amendment. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

            SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

            SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                               [SIGNATURES FOLLOW]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                       BORROWERS
                                       ---------

                                       AMERICAN HOME MORTGAGE CORP.


                                       By: /s/ Craig Pino
                                          ------------------------------
                                       Name: Craig Pino
                                       Title: Senior Vice President and
                                              Treasurer


                                       AMERICAN HOME MORTGAGE INVESTMENT CORP.



                                       By: /s/ Craig Pino
                                          ------------------------------
                                       Name: Craig Pino
                                       Title: Senior Vice President and
                                              Treasurer


                                       AMERICAN HOME MORTGAGE HOLDINGS, INC.



                                       By: /s/ Craig Pino
                                          ------------------------------
                                       Name: Craig Pino
                                       Title: Senior Vice President and
                                              Treasurer


                                       AMERICAN HOME MORTGAGE ACCEPTANCE, INC.



                                       By: /s/ Craig Pino
                                          ------------------------------
                                       Name: Craig Pino
                                       Title: Senior Vice President and
                                              Treasurer


                                       AMERICAN HOME MORTGAGE SERVICING, INC.
                                          (f/k/a Columbia National,
                                          Incorporated)

                                       By: /s/ Craig Pino
                                          ------------------------------
                                       Name: Craig Pino
                                       Title: Senior Vice President and
                                              Treasurer

                                       MORGAN STANLEY BANK,
                                       as Agent and Lender



                                       By: /s/ Paul Najarian
                                          ------------------------------
                                          Name: Paul Najarian
                                          Title: Vice President


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                                   Schedule 6

                                   COMMITMENTS

          Lender                                          Commitment
          -------------------                            ------------

          Morgan Stanley Bank                            $500,000,000


                                              Total      $500,000,000